UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

March 20, 2008

WORLD OMNI AUTO RECEIVABLES TRUST 2008–A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-133809-04

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 20, 2008, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee, relating to World Omni Auto Receivables Trust 2008-A (the “Issuing Entity”), a Delaware statutory trust created on November 1, 2007. On March 20, 2008, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On March 20, 2008, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer (the “Servicer”), entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On March 20, 2008, the Issuing Entity issued to World Omni Auto Receivables LLC the asset backed notes, Series 2008-A, Class A-1, Class A-2, Class A-3a, Class A-3b and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $1,170,588,000, pursuant to an Indenture (the “Indenture”), dated as of March 20, 2008, between the Issuing Entity and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. On March 20, 2008, the Issuing Entity entered into interest rate swaps with Wachovia Bank, National Association (“Wachovia”), as swap counterparty, to hedge its floating rate interest obligations with respect to the Class A-2 Notes and the Class A-3b Notes. Copies of the interest rate swap agreements entered into the by the Issuing Entity are filed as exhibits hereto. $550,000,000 aggregate principal balance of various series of Class A Notes were sold by World Omni Auto Receivables LLC to Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, Banc of America Securities LLC, Barclays Capital Inc., Deutsche Bank Securities Inc. and Scotia Capital (USA) Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of March 12, 2008, by and among the Depositor, the Servicer, and Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and those notes were then sold by the underwriters to the public. $480,000,000 aggregate principal balance of various series of Class A Notes were sold by the Depositor to Toyota Motor Credit Corporation (“Toyota Credit”), pursuant to a Note Purchase Agreement, dated as of March 12, 2008 (the “Toyota Credit Note Purchase Agreement”), by and among the Depositor, the Servicer, and Toyota Credit, a copy of which is filed as an exhibit hereto. On terms identical to the Toyota Credit Note Purchase Agreement, $70,000,000 aggregate principal balance of the Class A-4 Notes were sold by the Depositor to an affiliate of Toyota Credit, pursuant to a Note Purchase Agreement, dated as of March 12, 2008, by and among the Depositor, the Servicer, and such affiliate of Toyota Credit. The Class B Notes were initially retained by World Omni Auto Receivables LLC.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

The prospectus supplement, dated March 12, 2008, issued under Registration Statement No. 333-133809, contains statistical information regarding the characteristics of the statistical pool of receivables as of January 11, 2008, the statistical cutoff date. Set forth below is information as of March 11, 2008, the initial cutoff date, regarding the characteristics of the pool of initial receivables transferred to the Issuing Entity on March 20, 2008, the closing date of the transaction.

The following table sets forth information regarding the composition of the receivables in the initial pool as of the initial cutoff date. The “Weighted Average Annual Percentage Rate,” the “Weighted Average Original Term to Maturity,” the “Weighted Average Remaining Term to Maturity” and the “Weighted Average FICO® score” in the table are weighted based on the principal balance of the related receivables as of the initial cutoff date.

Composition of the Receivables in the Initial Pool as of the Initial Cutoff Date

Aggregate Principal Balance	$1,176,470,667.40
Number of Receivables	65,251
Average Principal Balance	$18,029.93
Average Original Principal Balance	$21,702.29
Range of Original Principal Balance	$5,000.00 to $69,583.28
Weighted Average Annual Percentage Rate	8.45%
Range of Annual Percentage Rates	0.00% to 20.00%
Weighted Average Original Term to Maturity	68.41 months
Range of Original Terms to Maturity	24 months to 84 months
Percent of Aggregate Principal Balance with Original Terms greater than 60 months	74.24%
Weighted Average Remaining Term to Maturity	63.12 months
Range of Remaining Terms to Maturity	3 months to 84 months
Weighted Average FICO score® (1) (2)	709
Range of FICO® scores that represents greater than 90% of all pool FICO® scores (2) (3)	581-840

(1)	FICO is a registered trademark of Fair Isaac Corporation. An obligor’s FICO score measures the likelihood that such obligor will repay his or her obligation as expected.
(2)	FICO scores are calculated excluding accounts for which no FICO score is available.
(3)	A 90% FICO range of 581 - 840 has the meaning that greater than 90% of the aggregate outstanding principal balance of the applicable receivables is composed of obligors with FICO scores between 581—840, with less than 5% of obligor FICO scores (based on the aggregate outstanding principal balance of the applicable receivables) exceeding 840 and less than 5% of obligor FICO scores (based on the aggregate outstanding principal balance of the applicable receivables) falling below 581.

As of the initial cutoff date, approximately 78.66% of the aggregate principal balance of the receivables in the initial pool, constituting approximately 73.54% of the total number of receivables in the initial pool, represented financings of new vehicles, and approximately 21.34% of the aggregate principal balance of the receivables in the initial pool, constituting approximately 26.46% of the total number of receivables in the initial pool, represented financings of used vehicles. As of the initial cutoff date, approximately 94.63% of the aggregate principal balance of the receivables in the initial pool, constituting approximately 92.68% of the total number of receivables in the initial pool, represented financings of Toyota manufactured vehicles. No other manufacturer of vehicles is represented by more than 1.63% of the total number of receivables in the initial pool.

The following table sets forth information regarding the geographic distribution of the receivables in the initial pool as of the initial cutoff date for the states with the largest concentrations of receivables. No other state accounts for more than 0.44% of the aggregate principal balance of the receivables in the initial pool. The breakdown by state is based on the billing addresses of the obligors of the receivables. The percentages in the table may not add up to 100% because of rounding.

Geographic Distribution of the Receivables in the Initial Pool as of the Initial Cutoff Date

State	Number of Receivables	Percentage of Number of Receivables	Aggregate Starting Principal Balance	Percentage of Aggregate Starting Principal Balance
Florida	25,554	39.16%	$462,113,348.32	39.28%
North Carolina	12,536	19.21%	228,758,420.64	19.44%
Georgia	11,173	17.12%	209,461,184.72	17.80%
Alabama	7,553	11.58%	139,594,801.00	11.87%
South Carolina	5,312	8.14%	94,601,731.26	8.04%
All Others	3,123	4.79%	41,941,181.46	3.57%

Total	65,251	100.00%	$1,176,470,667.40	100.00%

The following table sets forth information regarding the distribution of the receivables in the initial pool by annual percentage rate as of the initial cutoff date. Percentages in the table may not add up to 100% because of rounding.

Distribution of the Receivables in the Initial Pool by Annual Percentage Rate

as of the Initial Cutoff Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Number of Receivables	Aggregate Starting Principal Balance	Percentage of Aggregate Starting Principal Balance
0.000 – 1.000%	1,605	2.46%	30,794,133.62	2.62%
1.001 – 2.000%	779	1.19%	22,673,853.30	1.93%
2.001 – 3.000%	417	0.64%	4,774,125.97	0.41%
3.001 – 4.000%	1,873	2.87%	24,017,716.74	2.04%
4.001 – 5.000%	1,914	2.93%	10,000,738.60	0.85%
5.001 – 6.000%	5,656	8.67%	83,680,261.87	7.11%
6.001 – 7.000%	11,349	17.39%	197,314,292.49	16.77%
7.001 – 8.000%	10,899	16.70%	210,827,802.48	17.92%
8.001 – 9.000%	10,561	16.19%	212,294,149.27	18.05%
9.001 – 10.000%	7,212	11.05%	145,810,416.01	12.39%
10.001 – 11.000%	3,530	5.41%	67,477,823.14	5.74%
11.001 – 12.000%	2,315	3.55%	42,479,479.73	3.61%
12.001 – 13.000%	1,258	1.93%	21,338,357.54	1.81%
13.001 – 14.000%	1,013	1.55%	15,415,396.01	1.31%
14.001 – 15.000%	734	1.12%	12,570,848.22	1.07%
15.001 – 16.000%	891	1.37%	16,080,774.13	1.37%
16.001 – 17.000%	1,756	2.69%	32,598,722.56	2.77%
17.001 – 18.000%	700	1.07%	12,599,030.01	1.07%
18.001 – 19.000%	674	1.03%	12,082,138.65	1.03%
19.001 – 20.000%	115	0.18%	1,640,607.06	0.14%

Total	65,251	100.00%	$1,176,470,667.40	100.00%

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of March 12, 2008, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of March 20, 2008, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2008-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of March 20, 2008, by and between World Omni Auto Receivables Trust 2008-A, as issuing entity, and The Bank of New York, as indenture Trustee.

Exhibit 4.3	Trust Agreement, dated as of March 20, 2008, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of March 20, 2008, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of March 20, 2008, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2008-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 99.3	Swap Counterparty Rights Agreement, dated as of March 20, 2008, among Wachovia Bank, National Association, as swap counterparty, World Omni Auto Receivables Trust 2008-A, as issuer, The Bank of New York, as paying agent, and World Omni Auto Receivables LLC, as seller.

Exhibit 99.4	ISDA Master Agreement, dated as of March 20, 2008, between World Omni Auto Receivables Trust 2008-A and Barclays Bank plc.

Exhibit 99.5	Schedule to the ISDA Master Agreement, dated as of March 20, 2008, between World Omni Auto Receivables Trust 2008-A and Barclays Bank plc.

Exhibit 99.6	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of March 20, 2008, between World Omni Auto Receivables Trust 2008-A and Barclays Bank plc.

Exhibit 99.7	Swap Transaction Confirmation Relating to the Class A-2 Notes, dated March 20, 2008.

Exhibit 99.8	Swap Transaction Confirmation Relating to the Class A-3b Notes, dated March 20, 2008.

Exhibit 99.9	Note Purchase Agreement, dated March 12, 2008. by and among World Omni Financial Corp., as sponsor, World Omni Auto Receivables LLC, as depositor, and Toyota Motor Credit Corporation, as buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

	By:	/s/ Ben Miller
Dated: March 20, 2008	Name:	Ben Miller
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of March 12, 2008, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of March 20, 2008, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2008-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of March 20, 2008, by and between World Omni Auto Receivables Trust 2008-A, as issuing entity, and The Bank of New York, as indenture Trustee.

Exhibit 4.3	Trust Agreement, dated as of March 20, 2008, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of March 20, 2008, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of March 20, 2008, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2008-A, as issuing entity, and The Bank of New York, as indenture trustee.

Exhibit 99.3	Swap Counterparty Rights Agreement, dated as of March 20, 2008, among Wachovia Bank, National Association, as swap counterparty, World Omni Auto Receivables Trust 2008-A, as issuer, The Bank of New York, as paying agent, and World Omni Auto Receivables LLC, as seller.

Exhibit 99.4	ISDA Master Agreement, dated as of March 20, 2008, between World Omni Auto Receivables Trust 2008-A and Barclays Bank plc.

Exhibit 99.5	Schedule to the ISDA Master Agreement, dated as of March 20, 2008, between World Omni Auto Receivables Trust 2008-A and Barclays Bank plc.

Exhibit 99.6	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of March 20, 2008, between World Omni Auto Receivables Trust 2008-A and Barclays Bank plc.

Exhibit 99.7	Swap Transaction Confirmation Relating to the Class A-2 Notes, dated March 20, 2008.

Exhibit 99.8	Swap Transaction Confirmation Relating to the Class A-3b Notes, dated March 20, 2008.

Exhibit 99.9	Note Purchase Agreement, dated March 12, 2008. by and among World Omni Financial Corp., as sponsor, World Omni Auto Receivables LLC, as depositor, and Toyota Motor Credit Corporation, as buyer.